UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 5th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2012

Date of reporting period:  December 31, 2012

Item 1. Report to Stockholders.

Corporate America CU
Short Duration Fund

Annual Report

www.corpamfunds.org	December 31, 2012

CORPORATE AMERICA CU SHORT DURATION FUND (Unaudited)

January 30, 2013

Dear Shareholders,

We are pleased to present you with the second annual report of the Corporate America CU Short Duration Fund (the Fund), which covers the twelve months from January through December 2012.

Market Overview:

The Presidential election is in the rearview mirror and the nation determined that the leadership in the White House should continue for another four years.  During the inaugural address the President clearly laid out his desires to move along socially liberal lines.  While a lot of political rhetoric ensued in the media, the markets did not seem to mind.  Fortunately Congress temporarily delayed the fiscal cliff by passing stop-gap funding legislation.  This action defers the difficult decisions facing Congress for a few weeks, but does not alleviate the uncertainty shared by the bond and equity markets.  Therefore, the uncertainty outlined in the semi-annual report continues to exist and the markets remain in flux.

Meanwhile we remain in a historically low interest rate environment.  Mortgage rates have declined to historic lows and the ten-year Treasury bond is less than 2.00 percent.  The Board of Governors of the Federal Reserve (“the Fed”) has held the Fed Funds rate at 0 to 0.25 percent ever since the onset of the “Great Recession,” and they indicate that they will do so until unemployment improves and inflation becomes evident.

Recently we have noticed that many economists are focusing on extreme ends of the spectrum.  Some are of the belief that a recession looms as early as mid-year while others warn that inflation (and corresponding higher interest rates) are rapidly approaching.  Since the financial crisis began, central banks around the world have been “printing” money by keeping interest rates near zero and by various quantitative easing initiatives.  However, inflation remains muted because the slowdown in the velocity of money has offset the increased M2.

Hopefully when the economy improves and the private sector once again begins spending (thereby increasing the velocity of money), the Federal Reserve will be able to tighten in a systematic manner.  To do this they will need to remove $3 trillion from the economy, which would be the single largest tightening in history.  If this does not happen before economic activity picks up too much steam, inflation and high interest rates will ensue.

The challenge for the country’s leadership is to keep monetary supply high to avoid deflation, yet tighten the supply in an orderly fashion when the economy improves to avoid inflation.  Regardless of the outcome, historians will be talking about this economic period for ages to come.

Fund Performance:

For the year ending December 31, 2012, the Fund provided an annualized distribution yield of 1.63 percent and an annualized 30-day SEC yield of 1.19 percent.  Total return (which reflects the performance of Fund shares at Net Asset Value, with all distributions reinvested) for the period ending December 31, 2012, as well as the Annualized Total Return (which reflects the performance of Fund shares at Net Asset Value, with all distributions reinvested), and the benchmark for the Fund, are outlined in the following table.

CORPORATE AMERICA CU SHORT DURATION FUND (Unaudited)

Corporate America CU Short Duration Fund (CASDX)
(Date of Inception 5/26/11)

		Annualized
Period Ending December 31, 2012	Total Return 1-year	Total Returns Since Inception
CASDX	2.81%	2.62%
BofA 3-Month Treasury Bill Index	0.02%	0.09%

The Total Annual Fund Operating Expenses were 0.57%

Performance data quoted represents past performance and does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Funds may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (888) 621-9258.

Portfolio Review:

At December 31, 2012, the Fund portfolio was primarily comprised of U.S. Government Agency Issues (73.7 percent in Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Small Business Administration Loan Pools) and a few Asset-Backed Securities (9.4 percent in Federal Family Education Loan Program-backed Student Loan Marketing Association Student Loan Trust Securities); the remainder was in cash and short term equivalents (16.1 percent), and Other net assets and  liabilities (such as income earned but not yet received, and payables for fund expenses incurred but not yet paid) (0.8 percent).  The positive performance of the Fund, as compared to the benchmark, is attributable to negligible economic impact on Agencies, as compared to Treasuries, during the same time.  At December 31, 2012, the average portfolio duration of the Fund (as calculated by index duration for floating rate products and effective duration for fixed rate products) was 0.67 years, which is well below the maximum duration specified in the prospectus.  All the underlying investments that comprise the Fund are permitted by National Credit Union Administration Regulation §703 and §704 (investments that are permitted by only one of the regulations are not eligible for investment by the Fund).

Market Outlook:

The Federal Reserve’s FOMC recently announced that short-term interest rates will remain low until unemployment and inflation begin to be experienced.  Until then, they will maintain an accommodative stance.  As noted above, we believe that this position will ultimately be reversed and the market will react by requiring higher interest rates on bonds.  The real question is “when” not “if” this reversal will occur.  In the meantime, the era of uncertainty will remain steadfastly in place and we believe the market will remain in neutral (neither bullish nor bearish).

Fund Outlook:

We continue to believe that the degree of uncertainty, coupled with the seemingly inevitable day of reckoning, mandates that interest rate risk and credit risk must be kept to a minimum.  While we see hard times for the U.S. economy, we do not anticipate an outright default.  Therefore, we have focused our current portfolio primarily on high credit quality obligations (e.g. student loan bonds, SBA bonds, or well-structured short-term agency CMOs).  We have moved to a more fixed rate position to take advantage of the increased yield, but continue to hold a majority of the fund’s assets in floating rate products.  The investment approach of the Fund remains constant: we will continue to seek yield in credit union permissible products, primarily in variable rate instruments and short, well-structured, fixed rate, mortgage products.

CORPORATE AMERICA CU SHORT DURATION FUND (Unaudited)

We welcome new investors and thank all of the investors in the Fund for your commitment to the Fund’s strategy of seeking a reasonable return on quality, credit union permissible, short duration debt securities.  We value your trust in our efforts.

Sincerely,

Thomas D. Bonds	Shirley S. Senn
Portfolio Manager	Portfolio Manager

Past performance does not guarantee future results.

Mutual fund investing involves risk.  Principal loss is possible.  The fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings and is more exposed to individual security volatility than a diversified fund.  Investments in debt securities typically decrease in value when interest rates rise.  This risk is usually greater for longer-term debt securities.  Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.  Changes in interest rates on floating (or variable) rate securities may lag behind changes in market rates, the value of such securities may decline during periods of rising interest rates until their interest rates reset to market rates.

Not federally insured / Not a credit union obligation / Not credit union guaranteed / May lose value.

The BofA Merrill Lynch 3-month U.S. Treasury Bill Index is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.  At the end of the month, that issue is sold and rolled into a newly selected issue.  It is not possible to invest directly in an index.

Distribution Yield is the most recent dividend per share (annualized) divided by the appropriate net asset value per share.

M2 is a broader classification of money than M1.  Economists use M2 when looking to quantify the amount of money in circulation and trying to explain different economic monetary conditions.

Duration measures the responsiveness of a bond’s price to changes in interest rates.

30-Day SEC Yield is a standardized yield computed by dividing the net investment income per share earned during the 30-day period prior to quarter-end and was created to allow for fairer comparisons among bond funds.

The Fund’s Total Fund Operating Expense ratio of 0.57% is reflective of the information disclosed in the Fund’s prospectus dated March 27, 2012 and may differ from the expense ratio disclosed in this report.

Opinions expressed are those of the Fund’s Adviser and are subject to change, are not guaranteed and should not be considered investment advice.

Please refer to the Schedule of Investments in the report for complete holdings information.  Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

This Shareholder Letter must be preceded or accompanied by a current prospectus.

Quasar Distributors, LLC, Distributor

CORPORATE AMERICA CU SHORT DURATION FUND

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000.  Performance reflects waivers of fee and operating expenses in effect.  In the absence of such waivers, total return would be reduced.  Past performance is not predictive of future performance.  Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Rates of Return (%) – Annualized

	One Year	Since Inception(1)
Corporate America CU Short Duration Fund	2.81%	2.62%
BofA Merrill Lynch 3-month U.S. Treasury Bill Index(2)	0.11%	0.09%

(1)	Inception date of the Fund was May 26, 2011.
(2)
The BofA Merrill Lynch 3-month U.S. Treasury Bill Index is comprised of a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month.  At the end of the month, that issue is sold and rolled into a newly selected issue.  It is not possible to invest directly in an index.

CORPORATE AMERICA CU SHORT DURATION FUND

Expense Example (Unaudited)
December 31, 2012

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include but are not limited to, wire transfer fees; and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2012 – December 31, 2012).

ACTUAL EXPENSES
The first line of the table below provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The example below includes, but is not limited to, management fees and other Fund expenses. However, the example below does not include portfolio trading commissions and related expenses, interest expense and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (07/01/2012)	Value (12/31/2012)	(07/01/2012 to 12/31/2012)
Corporate America CU Short Duration
Actual(2)	$1,000.00	$1,015.70	$2.03
Corporate America CU Short Duration
Hypothetical (5% return before expenses)	$1,000.00	$1,023.13	$2.03

(1)
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 0.40%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).

(2)	Based on the actual returns for the six-month period ended December 31, 2012 of 1.57%.

CORPORATE AMERICA CU SHORT DURATION FUND

Sector Allocation (Unaudited)
as of December 31, 2012(1)
 (% of net assets)

(1)	Fund holdings and sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

CORPORATE AMERICA CU SHORT DURATION FUND

Schedule of Investments
December 31, 2012

Description	Par	Value

U.S. GOVERNMENT AGENCY ISSUES – 73.7%
Federal Home Loan Mortgage Corporation
Series 3283, Class PA	$985,243	$1,023,430
5.500%, 07/15/2036
Series 4107, Class HA	4,867,290	4,974,706
2.000%, 10/15/2041
Federal National Mortgage Association
Series 2005-59, Class PC	1,659,465	1,668,261
5.500%, 03/25/2031
Government National Mortgage Association
Series 2012-74, Class AD	4,851,831	4,956,002
2.000%, 01/20/2042
Small Business Administration *
3.545%, 07/25/2017, #508860	2,129,470	2,229,927
4.179%, 12/25/2021, #521781	5,575,244	6,165,342
3.075%, 01/25/2022, #508962	1,408,752	1,515,333
4.072%, 04/25/2023, #521816	2,323,302	2,610,501
4.141%, 02/25/2024, #521828	3,366,411	3,797,523
4.155%, 02/25/2024, #521821	4,145,807	4,677,360
3.325%, 03/25/2027, #509107	6,855,881	7,576,501
4.118%, 02/25/2035, #521653	4,146,723	4,784,300
3.770%, 06/25/2036, #521808	3,303,136	3,841,998
3.386%, 08/25/2036, #521824	4,450,253	5,097,589
3.250%, 10/25/2036, #509106	3,243,711	3,672,911
3.075%, 05/25/2037, #509231	4,528,962	5,108,548
4.067%, 07/25/2037 #521880	5,248,312	6,132,000

Total U.S. Government Agency Issues
(Cost $68,163,268)		69,832,232

ASSET-BACKED SECURITIES – 9.4%
SLM Student Loan Trust *
Series 2003-1, Class A5C
1.058%, 12/15/2032 (a)	3,689,860	3,652,962
Series 2003-4, Class A5A
1.058%, 03/15/2033 (a)	4,202,017	4,152,118
Small Business Administration
Series 2005-P10A, Class 1
4.638% 02/10/2015	1,008,052	1,065,971

Total Asset-Backed Securities
(Cost $8,631,190)		8,871,051

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Schedule of Investments – Continued
December 31, 2012

Description	Shares	Value

MONEY MARKET FUND – 16.1%
Invesco Treasury Portfolio, 0.020%*
(Cost $15,280,502)	15,280,502	$15,280,502
Total Investments – 99.2%
(Cost $92,074,960)		93,983,785
Other Assets and Liabilities, Net – 0.8%^		789,885
Total Net Assets – 100.0%		$94,773,670

*	Variable rate security. The rate shown is the rate in effect as of December 31, 2012.
(a)
Security purchased within the terms of a private placement memorandum, exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”  As of December 31, 2012 the fair value of these investments were $7,805,080 or 8.2% of total net assets.

^	Other assets and liabilities include receivables for items such as income earned but not yet received and payables for items such as Fund expenses incurred but not yet paid.

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Statement of Assets and Liabilities
December 31, 2012

ASSETS:
Investments, at value
(cost $92,074,960)	$93,983,785
Receivable for investment securities sold	484,714
Interest receivable	356,323
Prepaid expenses	8,146
Total assets	94,832,968

LIABILITIES:
Payable to investment adviser	12,035
Payable to affiliates	24,665
Accrued expenses	22,598
Total liabilities	59,298

NET ASSETS	$94,773,670
NET ASSETS CONSIST OF:
Paid-in capital	$93,165,681
Accumulated undistributed net investment income	1
Accumulated undistributed net realized loss on investments	(300,837)
Net unrealized appreciation on investments	1,908,825
Net Assets	$94,773,670

Shares outstanding, unlimited number of shares authorized without par value	9,295,941

Net asset value, redemption price and offering price per share	$10.20

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Statement of Operations
For the Year Ended December 31, 2012

INVESTMENT INCOME:
Interest income	$975,270
Total investment income	975,270

EXPENSES:
Investment adviser fees	139,928
Fund administration & accounting fees	100,283
Federal & state registration fees	27,044
Transfer agent fees	22,770
Audit fees	17,000
Trustee fees	14,720
Other	12,060
Compliance fees	11,994
Legal fees	10,962
Custody fees	10,276
Postage & printing fees	5,008
Total expenses before recoupment	372,045
Add: advisory fee recoupment (Note 4)	27,477
Net expenses	399,522

NET INVESTMENT INCOME	575,748

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	479,590
Net change in unrealized appreciation on investments	1,515,046

Net realized and unrealized gain on investments	1,994,636

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,570,384

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Statement of Changes in Net Assets

	Year Ended	Period Ended
	December 31, 2012	December 31, 2011(1)
OPERATIONS:
Net investment income	$575,748	$307,128
Net realized gain on investments	479,590	164,096
Net change in unrealized appreciation on investments.	1,515,046	393,779
Net increase in net assets resulting from operations	2,570,384	865,003

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	11,000,000	45,050,000
Proceeds from shares issued from transfers in-kind	—	41,336,972
Proceeds from reinvestment of distributions	1,260,781	518,979
Payments for shares redeemed	(6,000,069)	(100,972)
Net increase in net assets resulting from
capital share transactions	6,260,712	86,804,979

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(1,293,196)	(461,664)
From net realized gains	—	(72,548)
Total distributions to shareholders	(1,293,196)	(534,212)

TOTAL INCREASE IN NET ASSETS	7,537,900	87,135,770

NET ASSETS:
Beginning of period	87,235,770	100,000
End of period, including accumulated undistributed net
investment income of $1 and $0, respectively	$94,773,670	$87,235,770

TRANSACTIONS IN SHARES:
Shares sold	1,091,369	4,489,529
Shares issued from transfers in-kind	—	4,133,697
Shares issued to holders in reinvestment of dividends	124,408	51,621
Shares redeemed	(594,646)	(10,037)
Net increase	621,131	8,664,810

(1)	Inception date of the Fund was May 26, 2011.

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Financial Highlights

For a Fund share outstanding throughout the period.

	Year Ended	Period Ended
	December 31, 2012	December 31, 2011(1)
PER SHARE DATA:

Net asset value, beginning of period	$10.06	$10.00

INVESTMENT OPERATIONS:
Net investment income(2)	0.06	0.05
Net realized and unrealized gain on investments	0.22	0.09
Total from investment operations	0.28	0.14

LESS DISTRIBUTIONS:
Dividends from net investment income	(0.14)	(0.07)
Dividends from net capital gains	—	(0.01)
Total distributions	(0.14)	(0.08)

Net asset value, end of period	$10.20	$10.06

TOTAL RETURN	2.81%	1.38	%(3)

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in millions)	$94.8	$87.2
Ratio of expenses to average net assets:
Before expense waiver/recoupment	0.40%	0.56	%(4)
After expense waiver/recoupment	0.43%	0.49	%(4)
Ratio of net investment income to average net assets:
Before expense waiver/recoupment	0.65%	0.72	%(4)
After expense waiver/recoupment	0.62%	0.79	%(4)
Portfolio turnover rate	42%	35	%(3)

(1)	Inception date of the Fund was May 26, 2011.
(2)	Net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(3)	Not annualized.
(4)	Annualized.

See Notes to the Financial Statements

CORPORATE AMERICA CU SHORT DURATION FUND

Notes to Financial Statements
December 31, 2012

1.  ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011.  The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.  The Corporate America CU Short Duration Fund (the “Fund”) is a non-diversified series with its own investment objectives and policies within the Trust.  The investment objective of the Fund is to provide high current income to the extent consistent with the preservation of capital and the maintenance of liquidity by investing in obligations authorized under the Federal Credit Union Act, as determined by Corporate Financial Solutions, Inc. (the “Adviser”).  The Fund commenced operations on May 26, 2011.  The Fund currently offers one class, the Institutional Class.  The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements.  These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no cost to the Fund.  Therefore, no federal income tax provision is required.  As of and during the year ended December 31, 2012, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority.  As of and during the year ended December 31, 2012, the Fund did not have liabilities for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations.  During the year ended December 31, 2012, the Fund did not incur any interest or penalties.  The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date.  Realized gains and losses on sales of securities are calculated on the basis of identified cost.  Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the expected life of the respective securities using the effective interest method.

Dividends and Distributions – Distributions from net investment income are declared daily and are payable in cash or reinvested in additional shares of the Fund at net asset value on the last business day of each month.  Any net realized long term or short term capital gains on sales of the Fund’s securities are distributed to shareholders at least annually.  Distributions from net realized gains for book purposes may include short term capital gains.  All short term capital gains are included in ordinary income for tax purposes.  The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes.

CORPORATE AMERICA CU SHORT DURATION FUND

Notes to Financial Statements – Continued
December 31, 2012

Reclassification of Capital Accounts – GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes.  These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2012, the Fund increased net investment income by $717,449 and decreased accumulated net realized gain by $717,449.

Expenses – Expenses associated with a specific fund in the Trust are charged to that fund.  Common expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

3.  SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.  The Fund’s investments are carried at fair value.

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share and are categorized in Level 1 of the fair value hierarchy.

Asset-Backed Securities – Asset-backed securities are valued at fair value on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  Most asset-backed securities are categorized in Level 2 of the fair value hierarchy.

CORPORATE AMERICA CU SHORT DURATION FUND

Notes to Financial Statements – Continued
December 31, 2012

U.S. Government & Agency Securities – U.S. government & agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  U.S. government and agency securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.

Short-Term Notes – Short-term notes which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value).  Short-term notes which mature after 60 days are valued at fair value.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
U.S. Government Agency Issues	—	$69,832,232	$—	$69,832,232
Asset-Backed Securities	—	8,871,051	—	8,871,051
Money Market Fund	15,280,502	—	—	15,280,502
Total Investments in Securities	$15,280,502	$78,703,283	$—	$93,983,785

Transfers between levels are recognized at the end of the reporting period.  During the year ended December 31, 2012, the Fund recognized no transfers to/from Level 1 or Level 2.  The Fund did not invest in any Level 3 investments during the year ended December 31, 2012.  Refer to the Schedule of Investments for further information on the classification of investments.

4.  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Adviser to furnish investment advisory services to the Fund.  Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 0.15% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to reimburse the Fund for its operating expenses, and may reduce its management fees, in order to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses, brokerage commissions, interest, taxes and extraordinary expenses) do not exceed 0.49% of the Fund’s average daily net assets up to $1 billion and 0.39% for average daily net assets over $1 billion.  Expenses reimbursed and/or fees reduced by the Adviser may be recouped by the Adviser for a period of three fiscal years following the fiscal year during which such reimbursement or reduction was made if such recoupment can be achieved within the foregoing expense limits.  The Operating Expense Limitation Agreement will be in effect and cannot be terminated through May 25, 2013, subject thereafter to termination at any time upon 60 days’ written notice by either the Trust or the Adviser through April 30, 2014.  The Trust’s Board of Trustees (the “Board of Trustees”) must consent to the

CORPORATE AMERICA CU SHORT DURATION FUND

Notes to Financial Statements – Continued
December 31, 2012

termination of the Operating Expense Limitation Agreement by the Adviser after May 25, 2013, which consent shall not be unreasonably withheld.  For the period ended December 31, 2012, the Adviser recouped all eligible expenses totaling $27,477.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and serves as the fund accountant.  For the year ended December 31, 2012, the Fund incurred $100,283 in administration and fund accounting fees.  At December 31, 2012, the Administrator was owed fees of $17,023 by the Fund.

USBFS also serves as the transfer agent to the Fund.  For the year ended December 31, 2012, the Fund incurred $18,412 in transfer agent fees (excluding transfer agency out-of-pocket expenses).  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.  For the year ended December 31, 2012, the Fund incurred $10,276 in custody fees.  At December 31, 2012, fees of $3,129 and $1,758 were owed for transfer agency (excluding out-of-pocket expenses) and custody fees, respectively, by the Fund.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator and U.S. Bank, N.A.

The officers of the Trust are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator and an interested person of the Distributor.

The Trust’s Chief Compliance Officer is also an employee of USBFS.  For the year ended December 31, 2012, the Fund incurred $11,994 in compliance fees.  At December 31, 2012, fees of $2,002 were owed by the Fund to the Chief Compliance Officer.

5.  INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended December 31, 2012, were as follows:

	Purchases	Sales
U.S. Government	$34,719,832	$40,362,789
Other	$—	$—

6.  FEDERAL TAX INFORMATION

At December 31, 2012, the components of accumulated earnings (losses) on a tax basis were as follows:

Cost of investments	$92,074,960
Gross unrealized appreciation	$1,991,523
Gross unrealized depreciation	$(82,698)
Net unrealized appreciation	$1,908,825
Undistributed ordinary income	$1
Undistributed long-term capital gain	$—
Total distributable earnings	$1
Other accumulated gains/losses	$(300,837)
Total accumulated earnings	$1,607,989

CORPORATE AMERICA CU SHORT DURATION FUND

Notes to Financial Statements – Continued
December 31, 2012

As of December 31, 2012, the Fund had $140,851 in short-term capital loss carryovers, which will be permitted to be carried over for an unlimited period.

As of December 31, 2012, the Fund deferred on a tax basis, $159,986 of post-October losses.

The tax character of distributions paid during the year ended December 31, 2012 were as follows:

Ordinary Income	Long Term Capital Gains	Return of Capital	Total

$1,293,196	$—	$—	$1,293,196

The tax character of distributions paid during the period ended December 31, 2011 was as follows:

Ordinary Income	Long Term Capital Gains	Return of Capital	Total
$534,202	$—	$10	$534,212

The Fund designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2012.

7.  CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940.  As of December 31, 2012, Corporate America Credit Union, the parent company of the Advisor, owned 79.3% of the outstanding shares of the Fund.

CORPORATE AMERICA CU SHORT DURATION FUND

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Corporate America CU Short Duration Fund
(a series of Managed Portfolio Series)

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Corporate America CU Short Duration Fund (the “Fund”), a series of Managed Portfolio Series, as of December 31, 2012, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two periods in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Corporate America CU Short Duration Fund as of December 31, 2012, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the two periods in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
February 27, 2013

CORPORATE AMERICA CU SHORT DURATION FUND

Trustees and Officers (Unaudited)

Other
Directorships
			Number of		Held by
		Term of	Portfolios		Trustee
	Position(s)	Office and	in Trust		During
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	the Past
and Age	the Trust	Time Served	by Trustee	During the Past Five Years	Five Years

Independent Trustees

Roel C. Campos, Esq.	Trustee	Indefinite	15	Partner, Locke Lord LLP (a law firm)	None
615 E. Michigan St.		Term; Since		(2011-present); Partner, Cooley LLP
Milwaukee, WI 53202		April 2011		(a law firm) (2007-2011); Commissioner,
Age: 63				U.S. Securities and Exchange Commission
(2002-2007).

David A. Massart	Trustee	Indefinite	15	Co-Founder and Chief Investment Strategist,	Independent
615 E. Michigan St.		Term; Since		Next Generation Wealth Management, Inc.	Trustee,
Milwaukee, WI 53202		April 2011		(2005-present).	ETF Series
Age: 45					Solutions
(1 Portfolio)
(2012-
Present).

Leonard M. Rush, CPA	Trustee	Indefinite	15	Chief Financial Officer, Robert W. Baird & Co.	Anchor
615 E. Michigan St.		Term; Since		Incorporated, (2000-2011).	Bancorp
Milwaukee, WI 53202		April 2011			Wisconsin,
Age: 66					Inc. (2011-
present);
Independent
Trustee,
ETF Series
Solutions
(1 Portfolio)
(2012-
Present).

David M. Swanson	Trustee	Indefinite	15	Founder and Managing Principal, SwanDog	None
615 E. Michigan St.		Term; Since		Strategic Marketing, LLC (2006-present);
Milwaukee, WI 53202		April 2011		Executive Vice President, Calamos Investments
Age: 55				(2004-2006).

Interested Trustee

Robert J. Kern*	Chairman,	Indefinite	15	Executive Vice President, U.S. Bancorp Fund	None
615 E. Michigan St.	and Trustee	Term; Since		Services, LLC (1994-present).
Milwaukee, WI 53202		January 2011
Age: 53

Officers

James R. Arnold	President	Indefinite	N/A	Senior Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	and Principal	Term, Since		Services, LLC (2002-present).
Milwaukee, WI 53202	Executive	January 2011
Age: 55	Officer

CORPORATE AMERICA CU SHORT DURATION FUND

Trustees and Officers (Unaudited) – Continued

Other
Directorships
			Number of		Held by
		Term of	Portfolios		Trustee
	Position(s)	Office and	in Trust		During
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	the Past
and Age	the Trust	Time Served	by Trustee	During the Past Five Years	Five Years

Robert M. Slotky	Vice	Indefinite	N/A	Senior Vice President, U.S. Bancorp Fund	N/A
2020 E. Financial Way,	President,	Term; Since		Services, LLC (2001-present).
Suite 100	Chief	January 2011
Glendora, CA 91741	Compliance
Age: 65	Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	and Principal	Term; Since		Services, LLC (2005-present).
Milwaukee, WI 53202	Financial	January 2011
Age: 39	Officer

Angela L. Pingel, Esq.	Secretary	Indefinite	N/A	Vice President and Counsel, U.S. Bancorp	N/A
615 E. Michigan St.		Term; Since		Fund Services, LLC (2011-present); Vice
Milwaukee, WI 53202		January 2011		President and Securities Counsel, Marshall &
Age: 41				Ilsley Trust Company N.A. (2007-2010);
Assistant Vice President and Counsel, U.S.
Bancorp Fund Services, LLC (2004-2007).

Ryan L. Roell	Assistant	Indefinite	N/A	Compliance Officer, U.S. Bancorp Fund	N/A
615 E. Michigan St.	Treasurer	Term; Since		Services, LLC (2005-present)
Milwaukee, WI 53202		September 2012
Age: 39

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

CORPORATE AMERICA CU SHORT DURATION FUND

Additional Information (Unaudited)
December 31, 2012

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the Public Reference Room call 1-800-SEC-0330.  In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-888-621-9258.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-888-621-9258.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-888-621-9258, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended December 31, 2012, certain dividends paid by the Fund may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 0.00% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended December 31, 2012, was 0.00% for the Fund.

CORPORATE AMERICA CU SHORT DURATION FUND

Privacy Notice (Unaudited)

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you.  The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law.  Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund.  If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes.  The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund.  All shareholder records will be disposed of in accordance with applicable law.  The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

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INVESTMENT ADVISER
Corporate Financial Solutions, Inc.
4365 Crescent Road
Irondale, AL 35210

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44145

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the Fund’s trustees and is available without charge upon request by calling 1-888-621-9258.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  For the fiscal years ended December 31, 2012 and December 31, 2011, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	$14,500	$14,500
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Managed Portfolio Series

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date  March 7, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ James R. Arnold
  James R. Arnold, President

Date  March 7, 2013

By (Signature and Title)* /s/ Brian R. Wiedmeyer
  Brian R. Wiedmeyer, Treasurer

Date  March 7, 2013
* Print the name and title of each signing officer under his or her signature.